Exhibit 99.1 AERWINS InvestorPresentation:May2023 NASDAQ: AWIN

Forward-Looking Statement This presentation includes forward-looking statements that are subject to many risks and uncertainties. The forward-looking statements are not historical facts and constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, which may cause actual results, performance, or achievements to differ materially from those expressed or implied. The words “aim,” “forecast,” “growth strategy,” believe, expect, intend, may, could, potential, likely, projects, will and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are not guarantees of the future as there are a number of meaningful factors that could cause the Company’s actual results to vary materially from those indicated by such forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors the Company believes are appropriate in the circumstances. Factors which could cause actual results to differ from expectations, many of which are beyond the Company’s control are discussed in the Company’s filings with the Securities and Exchange Commission (the “Commission”) including those identified under the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Commission on March 31, 2023, and as updated in subsequent filings with the Commission. The Company disclaims any obligation to update the information contained in these forward-looking statements whether as a result of new information, future events or otherwise. 2

Why AERWINS AERWINS provides Hardware & Software Solutions to lead the Air Mobility Market 3

Company Overview Team (103 employees as of May 1, 2023) Our members in aircraft and satellite hardware engineers and automobile and cloud related software engineers. Technology AERWINS holds over 100 intellectual properties, and AERWINS is aiming to utilizes innovative technologies in the AI and real time rendering fields. Focus also lies on SDG’s in order to lead the Air Mobility expand into sustainable long-term eco-system. Revolution Service The Company partakes in Mobility Sales, Application to Accessory Services (B2B, B2C, B2G), Air-Traffic Control System services (B2B, B2G), and supplying technology by OEM (B2B). 4

Range Top Speed Aircraft weight Max payload Aircraft width Aircraft height 40 Km 80 Km/h 300 Km 100 Km 2.4 m 1.5 m Flyover of XTURISMO over the Lake Yamanakako, Yamanashi Prefecture, Japan. 5

XTURISMO Specifications Link with cloud real time with encrypted driving and control data Achieves stable levitation control at low communication rotation Oversees control, lidar and Built-in driving support system various sensors by sensor fusion surrounding the body Batteries Duct system that accurately Controlled by independent motors. Double generates the air pressure difference structure as a backup for troubles during driving 6

UAM Market Size / TAM ($ in millions) 1600.00 Morgan Stanley projects the 1400.00 1200.00 Urban Air Mobility market to be 1000.00 $1tn by 2040 and $9tn market 800.00 by 2050* 600.00 400.00 200.00 0.00 Source: Morgan Stanley Research ROW Europe China U.S. Source: Morgan Stanley Research Reports titled “eVTOL/Urban Air Mobility TAM Update: A Slow Take -Off, But Sky's the Limit” dated May 6, 2021. 7 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040

Competitor Analysis AERWINS projected to be ahead of other listed UAM companies in terms of amount spent over commercial release AERWINS has Lower Cumulated Loss than Competitors, Despite Shorter AERWINS YOY Expenditures at least 3x Lower than Peers Product to Market Period Cumulative EBIT loss (2020 to EBIT loss from 2020 to 2022 (negative, in millions) 1,000 2022, negative, in millions) over 914 914.48 production release date3 800 602.2 602 560.15 560 600 437.49 437 400 200 109.37 200 103.9 109 104 25.42 39 0 2021 2024 2025 2026 AERWINS EVE HOLDINGS EHANG, 1 VOLOCOPTER VE RTICAL, 1 JOBY AVIATION ARCHER LILIUM 2020 2021 2022 1. Revenue Stream(s) 2. EBIT Loss cumulation only for 2020, 2021 and 2022, not adjusted/extrapolated for release date Sources: Companies, Market Watch, GuruFocus, Fidelity, Bundesanzeiger 8

Competitor Analysis Cont. AERWINS ahead of competition in payload, range, and speed when compared over standing area and landing footprint XTURISMO Tops the UAM Field in Payload, Range, and Speed XTURISMO Offers 2.3x More Flight Time/Standing Area Over Competition 12.00 140 Payload (max, in kg) 10.96 Speed / Standing Area (km/h p. m2) Opener, Black Fly 120 10.00 Range / Standing Area (km/m2) Hover, Scorpion 3 8.77 XTURISMO Ryse, Recon Playload / Standing Area (kg/m2) 100 8.00 6.94 80 6.00 Jetson AB, One 4.63 60 4.38 4.12 4.10 LIFT, Hexa 4.00 3.18 3.09 40 2.37 2.31 Bell, APT 2.12 1.69 1.65 1.68 2.00 20 0.95 0.83 0.68 0.00 0 XTURISMO S4 2.0 7-seater Jet EH-216 VX4 0 5 10 15 20 25 30 35 40 45 50 Midnight Range (mins) 9

AERWINS Financial Forecast vs. UAM Peers Country Japan China Germany USA USA Exchange Nasdaq: AWIN Nasdaq: EH Nasdaq: LILM NYSE: JOBY NYSE: ACHR • Private • Entertainment Aircraft Use Commercial Aviation Use • Disaster • Government Altitude Restriction 10m 150m Launch（Ref: IM） 2021 2026 2025 2026 2026 Market Cap 40.98M 637.11M 167.07M 2.72B 489.78M EBIT (2020-2022) 25,420,000.00 109,370,000.00 914,480,000.00 560,150,000.00 602,200,000.00 Revenue 9,629,234 8,521,000 49,000 0 0 Price to Sales Ratio 4.26 74.77 3,817.76 N/A N/A (1) EBIT value for AERWINS is based on the proposed transaction value. All other enterprise EBIT are based on public information and trading prices from Webull as of 04/30/2023. 10

COSMOS COSMOS* is not just a UTM solution, it covers the entire UAM and UAV Ecosystems for both Hardware and Software cases. *COSMOS : Centralized Operating System for Managing Open Sky 11

COSMOS Offers Pre and Post Flight Management COSMOS includes FMS1, ATM2 & ACM3; Dynamic value proposition for users and end customers 12

User Interface and Software for In-Flight Instruments Software associated with XTURISMO and C.O.S.M.O.S. can be used on common smart devices, allowing for greater connectivity Status Management and the Update App Flight and Network Management The Status management app provides the The Update App offers post-flight COSMOS supports flight planning and six basic flight instruments to (end-) users visualizations of flight data and allows to execution through integrated: on smart phones and other smart mobile track information for record and operation • Flight Management System (FMS) devices performance improvement • Network Management (ATM) 13

Global Growth Strategy Japan Headquarter: administration, software and design hub GCC region (2023) • First international region for expansion • Office and R&D center, distribution, manufacturing, marketing hub for the vehicles • Hub for Europe and Asia distribution USA (2023) • Inception of office & R&D, focusing on software • Headquarters for finance and marketing globally 14

NASDAQ: AWIN website: www.aerwins.us Investor contact: AERWINS@gatewayir.com